SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2007

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Fountain Square, Chattanooga, Tennessee 37402

(Address of principal executive offices, including zip code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2007 Annual Meeting of Stockholders held on May 18, 2007, the stockholders of Unum Group (the “Company”) approved the Stock Incentive Plan of 2007 (the “2007 Stock Plan”). A description of the material terms and conditions of the 2007 Stock Plan is set forth on pages 54 through 59 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2007. Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2007 Stock Plan, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Unum Group Stock Incentive Plan of 2007 (incorporated herein by reference to Exhibit A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 10, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2007	UNUM GROUP

	By:	/s/ Susan N. Roth
Susan N. Roth
Vice President, Transactions, SEC and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Unum Group Stock Incentive Plan of 2007 (incorporated herein by reference to Exhibit A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 10, 2007).